Investment Company Act No. 811-5186

     As filed with the Securities and Exchange Commission on August 27, 1997

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             American Skandia Trust

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     3) Per unit price or other underlying value of transaction  computed pursuant to Exchange  Act Rule  0-11  (Set  forth the  amount  on which  the
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[ ]  Check box if any part of the fee is offset as provided by Exchange  Act
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
                                                       American Skandia Life
                                                       Assurance Corporation
                                                       1 Corporate Drive
                                                       P.O. Box 883
                                                       Shelton, CT 06484-0883
                                                       Telephone (203) 926-1888
                                                       Fax (203) 929-8071

August 29, 1997

Dear Valued Customer,


As an American Skandia Life Assurance Corporation ("ASLAC") contract owner who beneficially owns shares of the Robertson Stephens Value + Growth Portfolio (the "Portfolio") of the American Skandia Trust ("AST"), you are cordially invited to a special meeting of the shareholders of the Portfolio to be held at the offices of ASLAC, One Corporate Drive, Shelton, CT, on September 30, 1997 at 10:00 a.m.

Shareholders of the Portfolio are being asked to approve or disapprove a proposal to approve a new Sub-Advisory Agreement between American Skandia Investment Services, Inc. ("ASISI") and Robertson Stephens & Company Investment Management, L.P. ("RSIM") regarding investment advice to the Portfolio. As more fully explained in the attached Proxy Statement, because of an upcoming merger involving RSIM's parent companies, the existing Sub-Advisory Agreement between ASISI and RSIM regarding the Portfolio will terminate automatically, as a matter of law. The new agreement will be on terms substantially identical to the prior agreement. Approval of the proposal will in no way increase the advisory fees, sub-advisory fees or expenses of the Portfolio, and is not expected to change the level, nature or quality of services you receive.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed Proxy Card(s), date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on September 29, 1997. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of a Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented.



Any questions or concerns you may have regarding the special meeting or the proxy should be directed to your financial representative.

Sincerely,

/s/ Gordon C. Boronow
Gordon C. Boronow
President and Chief Operating Officer
American Skandia Life Assurance Corporation

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                   ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

                                   To be held
                               September 30, 1997

To the Shareholders of the Robertson Stephens Value + Growth Portfolio of American Skandia Trust:

         Notice is hereby given that a Special Meeting of Shareholders of the Robertson Stephens Value + Growth Portfolio (the "Portfolio") of American Skandia Trust (the "Trust") will be held at One Corporate Drive, Shelton, Connecticut 06484 on September 30, 1997 at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Portfolio to vote (the "Meeting"), for the following purposes:

     I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Robertson Stephens & Company Investment Management, L.P. regarding investment advice to the Robertson Stephens Value + Growth Portfolio.

     II. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The matter referred to above in I is discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on August 11, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote with respect to a proposal on which a Portfolio's shareholders are entitled to vote.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose. The proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By order of the Board of Trustees


                                            /s/ Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Trust

August 29, 1997

                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                   ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                               September 30, 1997

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the Robertson Stephens Value + Growth Portfolio (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on September 30, 1997, at 10:00 a.m. Eastern Time (the "Meeting"), or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about September 3, 1997.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent. Neither the Trust nor the Portfolio will pay any of the costs of the Meeting, including the costs related to the solicitation of proxies.

         The Annual Report of the Trust, including audited financial statements for the fiscal year ended December 31, 1996, and the Semi-Annual Report of the Trust (the "Reports"), have been previously sent to shareholders. The Trust will furnish an additional copy of each Report to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on August 11, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, 12,735,475.732 shares of beneficial interest of the Portfolio were outstanding. As of the Record Date, there is no beneficial owner of more than 5% of the shares of any Portfolio of the Trust to the knowledge of the Trust. Collectively, the Trustees and Officers of the Trust own less than 1% of the Trust's outstanding shares.

         Currently, the Trust serves as an underlying mutual fund for variable annuities issued by life insurance companies, including ASLAC. As of the Record Date, 100% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds assets attributable to its variable annuity contract obligations in ASLAC Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts) and ASLAC Variable Account B (Class 3 Sub-Accounts) (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts are comprised of various sub-accounts, each of which invests exclusively in a mutual fund or in a portfolio of a mutual fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolio represented in the Robertson Stephens Value + Growth Sub-account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolios through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolios on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.

         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Trust's investment portfolios, including the Portfolio. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. The principal offices of ASISI, ASIHC, ASLAC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.

         Under a Sub-advisory Agreement with ASISI, Robertson, Stephens & Company Investment Management, L.P. ("RSIM") serves as sub-adviser to the Portfolio and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. RSIM is located at 555 California Street, San Francisco, California 94014. RSIM is a California limited partnership established in 1993. The sole general partner of RSIM is Robertson Stephens & Co., Inc. ("RS Inc."), and the sole limited partner of RSIM is RS Regulated I, L.L.C. ("RSRI"). Robertson Stephens & Company Group, L.L.C. ("RS Group") owns 99% of RSRI, while RS Inc. owns 1%. Sanford R. Robertson and Paul H. Stephens may be deemed to control RSIM due to their ownership interests in RS Group and RS Inc. (Mr. Robertson owns approximately 15% of the outstanding voting securities of each of RS Group and RS Inc.; Mr. Stephens owns approximately 12% of the outstanding voting securities of each of RS Group and RS Inc.)

         The Administrator of the Portfolio, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         Shareholders of the Portfolio are being asked to consider and vote on a new sub-advisory agreement for the Portfolio. As explained in more detail below, the existing sub-advisory agreement for the Portfolio will terminate automatically, by operation of law, upon the consummation of the merger (the "Merger") of RS Group and RS Inc. into a wholly owned subsidiary of BankAmerica Corporation ("BankAmerica"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing sub-advisory relationship for the Portfolio under a new contract (the "New Sub-advisory Agreement"). The Merger and the terms of the New Sub-advisory Agreement are discussed below. Other than the date of the agreement, the proposed New Sub-advisory Agreement is identical in form and terms to the present agreement.

         All shares of the Portfolio held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. ASLAC is entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on September 29, 1997 as the last day on which voting instructions will be accepted.


                                    PROPOSAL

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
               AND ROBERTSON STEPHENS INVESTMENT MANAGEMENT, L.P.

Background

         Since the Portfolio commenced operations on May 2, 1996, ASISI has served as investment adviser to the Portfolio pursuant to an Investment Management Agreement (the "Investment Management Agreement") with the Trust. The Investment Management Agreement, effective May 1, 1996 and as annually renewed thereafter, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, ASISI may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a Sub-adviser to provide advisory services in relation to the Portfolio. Under the Investment Management Agreement, ASISI may delegate to a sub-adviser the duty, among other things, to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the Portfolio. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement (the "Existing Sub-advisory Agreement"), effective May 1, 1996, with RSIM, pursuant to which those duties were delegated to RSIM. RSIM has served as sub-adviser to the Portfolio since May 1, 1996.

         The Existing Sub-Advisory Agreement was initially approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), on April 16, 1996, and was renewed by vote of the Board of Trustees on April 11, 1997. The Existing Sub-advisory Agreement was not, and was not required to be, approved by the shareholders of the Portfolio after the Portfolio commenced operations.

         The Agreement and Plan of Merger. On June 8, 1997, BankAmerica entered into an Agreement and Plan of Merger (the "Merger Agreement") with RS Group and RS Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of the Merger (expected to occur in the fourth quarter of this year), each of RS Group and RS Inc. will cease to exist as a separate entity. (The surviving entity in the Merger is referred to in this proxy statement as "New RS&Co."). After the Merger, BankAmerica will become the owner of the entire beneficial interest in RSIM. Your approval of the New Sub-advisory Agreement is being sought because the Merger may be seen to result in an "assignment" (as defined by the Investment Company Act) of the Existing Agreement, resulting in the Existing Agreement's automatic termination.

         Under the Merger Agreement, BankAmerica will pay a total amount of consideration of up to $540 million. Of that amount, $245 million will be paid to the members of RS Group and the stockholders of RS Inc. upon consummation of the Merger; $225 million will be paid to such members and stockholders in additional installments during each of the next three years if they remain employed by New RS&Co. The remaining $70 million will be paid into a "retention pool" for the benefit of certain key Robertson Stephens employees, who will receive payments out of the pool in installments during the four-year period following the Merger if they remain employed by New RS&Co.

         RSIM has informed the Trust that much of the consideration for the Merger is being paid in installments principally in order to provide an incentive to Robertson Stephens employees, including key investment professionals at RSIM, to continue their association with New RS&Co. Any person whose employment with New RS&Co. is terminated before he or she receives all of the consideration under the Merger Agreement or payments from the retention pool to which he or she is entitled (unless that person's employment is terminated by New RS&Co. without cause or unless that person leaves for "good reason," as defined in his or her employment contract) will forfeit any such amount not yet paid at the time of the termination.

         The Trust has been advised by RSIM that (1) the Merger Agreement does not contemplate any changes in the management or operations of RSIM, including any changes in the personnel managing the Portfolio or other services or business activities relating to the Portfolio, and (2) RSIM does not anticipate that the Merger will cause any reduction in the quality of services now provided to the Portfolio, or have any adverse effect on RSIM's ability to fulfill its obligations to the Portfolio.

         BankAmerica. BankAmerica is a bank holding company that was incorporated on October 7, 1968 under the laws of the State of Delaware, and is registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, BankAmerica provides banking and other financial services throughout the United States and in selected international markets to consumers and business customers, including corporations, governments, and other institutions. As a global financial intermediary, BankAmerica provides capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public and private sector institutions that are part of the global economy. As of December 31, 1996, BankAmerica Corporation, together with its subsidiaries, was one of the three largest bank holding companies in the United States, with total assets of $250.8 billion.

         Bank of America National Trust and Savings Association (the "Bank") is the largest subsidiary of BankAmerica Corporation. The Bank, which was organized in 1904, provides commercial banking and trust business through an extensive system of branches across the western United States. The Bank's principal banking affiliates operate branches in eleven U.S. states, as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 other countries and territories. The Bank and its affiliates act as investment advisers to assets of over $50 billion, including over $14 billion in mutual funds.

Evaluation of the Board of Trustees

         At a telephonic meeting held on July 30, 1997, the Board of Trustees gave preliminary approval to the New Sub-advisory Agreement, and authorized the officers of the Trust to prepare this proxy statement. It is anticipated that formal approval of the New Sub-advisory Agreement by the Board of Trustees, which under the Investment Company Act is required to take place at an in person meeting of the Trustees, will take place at a meeting to be held on September 10, 1997.

         In evaluating the New Sub-advisory Agreement, the Trustees considered the fact that the Existing Sub-advisory Agreement and New Sub-advisory Agreement are identical to each other except for their effective dates, including the terms relating to the services to be provided and the fees to be paid by ASISI thereunder. The Trustees considered the performance of RSIM to date in providing services to the Portfolio, and the skills and capabilities of the personnel of RSIM.

         The Trustees also considered the fact that all of the members of senior management of RSIM, including the portfolio manager of the Portfolio, have entered into three-year employment agreements with New RS&Co., and that each would forfeit a part of the consideration paid in connection with the Merger if he or she were to terminate his or her position with the company before the expiration of the employment period. They considered assurances that it was BankAmerica's intention to maintain the same high quality of service the Portfolio has enjoyed to date; to cause the Portfolio to be managed in accordance with the Robertson Stephens investment approach and philosophy (except as management in consultation with the Board may otherwise determine to be in the best interest of shareholders of the Portfolio); to retain the top investment management talent presently engaged in the management of the Portfolio, as evidenced by the employment arrangements with New RS&Co.; and generally to provide appropriate support to the servicing of the Portfolio.

         Based on the Trustees' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees determined that the New Sub-advisory Agreement is in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Trustees, voted to recommend that the Portfolio's shareholders vote to approve the New Sub-advisory Agreement.

The New and Existing Sub-advisory Agreements

         The New Sub-advisory Agreement, which is attached to this Proxy Statement as Exhibit A, will become effective as of the consummation of the Merger, contingent upon approval by the shareholders of the Portfolio. If shareholders approve the New Sub-advisory Agreement, it will remain in effect for an initial term of one year from its effective date, and may be renewed annually thereafter by specific approval of the Board of Trustees or the shareholders of the Portfolio. As discussed above, all of the terms and provisions of the New Sub-advisory Agreement, other than its effective date, are the same as those of the Existing Sub-advisory Agreement. Those terms and provisions are summarized below.

         Under the terms of the New Sub-advisory Agreement, as under the Existing Sub-advisory Agreement, RSIM will agree to furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio, which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Agreement and Declaration of Trust and By-laws. Subject to the supervision and control of the Investment Manager, which in turn will be subject to the supervision and control of the Board of Trustees, RSIM, in its discretion, will determine and select the securities to be purchased for and sold from the Portfolio and place orders with and give instructions to brokers, dealers and others to cause such transactions to be executed. Under the New Sub-advisory Agreement, as under the Existing Sub-advisory Agreement, RSIM will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, whether affecting the economy generally or the Portfolio, information concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or information with respect to securities that RSIM considers desirable for inclusion in the Portfolio.

         Under the Agreements, sub-advisory fees are paid by ASISI, not by the Portfolio or its shareholders. For its fee, RSIM will agree to furnish at its expense all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the Agreement faithfully. RSIM's compensation for the services provided under the New Sub-Advisory Agreement will be computed at an annual rate and will be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, ASISI will calculate and pay RSIM at the annual rate of .60% of the portion of the Portfolio's average daily net assets not in excess of $200 million, and .50% of the portion of the Portfolio's average daily net assets over $200 million. The aggregate fee paid by ASISI to RSIM for services rendered under the Existing Sub-Advisory Agreement for the period from May 1, 1996 (commencement of the Portfolio's operations) to December 31, 1996 was $70,750.

         The New Sub-Advisory Agreement is renewable annually by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company
Act). Any renewal by the Board requires the approval by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided RSIM has received prior written notice thereof) upon termination of the Investment Management Agreement.

         Under the Agreements, RSIM will use its best efforts and good faith in the performance of its services. However, so long as RSIM has acted in good faith and used its best efforts, then in the absence of willful misconduct, bad faith, gross negligence or reckless disregard by RSIM of its obligations under the Agreement, RSIM shall not be liable to the Trust, its shareholders or ASISI for any loss suffered by the Portfolio in connection with the services provided under the Agreement.



Information Concerning RSIM

         RSIM served as adviser or sub-adviser to 19 investment company portfolios as of June 30, 1997, including the Portfolio. These 19 portfolios had aggregate assets of approximately $3.1 billion as of June 30, 1997. In addition, RSIM provides investment management services to private institutional clients.

         The following table lists other investment companies or investment company portfolios for which RSIM acts as investment adviser or sub-adviser that have similar investment objectives as the Portfolio, as well as the rate of sub-advisory compensation payable to RSIM and the net assets of the fund or portfolio.


-------------------------------- ------------------------------ ------------------------------ -------------------------------
Fund                             Investment Adviser or          Fee Rate                       Approximate Net Assets
                                 Sub-adviser                    (based on average net assets)  (as of June 30, 1997)
-------------------------------- ------------------------------ ------------------------------ -------------------------------
-------------------------------- ------------------------------ ------------------------------ -------------------------------
Value + Growth Fund -- Robertson Investment Adviser             1.00%                          $711,417,699
Stephens
Investment Trust
-------------------------------- ------------------------------ ------------------------------ -------------------------------
-------------------------------- ------------------------------ ------------------------------ -------------------------------
Value and Growth                 Sub-adviser                    .55% of the first $50 million; $ 38,851,136
Portfolio -- Equi-Select                                        .45% over $50 million
Series Trust
-------------------------------- ------------------------------ ------------------------------ -------------------------------


     Mr. G. Randall Hecht is the president and principal executive officer of RSIM. Mr. Hecht is the Chief Operating Officer of Robertson Stephens & Company LLC ("RS&Co."), and is a Managing Director and member of RS Group and a member of the firm's Advisory and Executive Committees.

         RS&Co. receives brokerage commissions from the Portfolio in accordance with certain procedures adopted by the Trustees. RS&Co. is owned and managed by RS Group and RS Inc., and is therefore under common control with RSIM. The Portfolio paid brokerage commissions to RS&Co. during its last fiscal year in an aggregate amount of $31,999, which represented 66.7% of the total brokerage commissions paid by the Portfolio during that year.

         Investment decisions for the Portfolio and for the other investment advisory and sub-advisory clients of RSIM and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be purchased for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of RSIM is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RSIM employs a professional staff of portfolio managers that draws upon a variety of resources for research information for the funds for which it acts as adviser or sub-adviser.

         Section 15(f). The Trust has been informed by RSIM and BankAmerica that they intend to comply with Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the trustees of the investment company must not be "interested persons" of the adviser or the predecessor adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). None of the Trust's Board of Trustees are interested persons of RSIM or BankAmerica. In addition, the Trust has been advised that neither RSIM nor BankAmerica, after due inquiry, is aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Trust as a result of the Merger. RSIM has undertaken to pay all costs and expenses of the Meeting.

Other Matters and Shareholder Proposals

         The Board of Trustees intends to bring before the Meeting the Proposal set forth herein and in the foregoing Notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of 100% of the Portfolio's shares, ASLAC's presence at a Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Approval of the proposal requires the vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act, of the Portfolio, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less.

         In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                             By order of the Board of Trustees


                                             /s/ Eric. C. Freed
                                             Eric C. Freed
                                             Secretary
                                             American Skandia Trust

LIST OF EXHIBITS


                  EXHIBIT A                 Form  of New  Sub-Advisory  Agreement  for the  Robertson  Stephens  Value +  Growth
                                            Portfolio

                  EXHIBIT A


                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the  "Investment  Manager")  and  Robertson,   Stephens  &  Company  Investment
Management, L.P. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Robertson Stephens Value + Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

     2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

     3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

         (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

     4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

     7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .60 of 1% of the portion of the net assets of the Portfolio not in excess of $200 million; and .50 of 1% of the portion of the net assets over $200 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

     13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.





Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Robertson, Stephens & Company
                           Investment Management, L.P.
                           555 California Street
                           San Francisco, California 94104
                           Attention:  David Elliot

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

     16. Amendment. This agreement may be amended by mutual written consent of the parties, subject to the provisions of the ICA.

     17. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

     18.   Counterparts.   This  agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original.

The effective date of this agreement is __________, 1997.


FOR THE INVESTMENT MANAGER:           FOR THE SUB-ADVISOR:




Thomas Mazzaferro
President & Chief Operating Officer


Date:                                 Date:    ____________________________



Attest:                               Attest:  ____________________________

                             AMERICAN SKANDIA TRUST


                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                   ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
                        TO BE HELD ON SEPTEMBER 30, 1997

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:00 a.m., Eastern Time, on September 30, 1997 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

                 PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Robertson Stephens Value + Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-------------------------------------------------------------------------------
                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN SKANDIA TRUST

THIS PROXY IS BEING  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.


                                                                                                             For  Against   Abstain

THE   BOARD  OF   TRUSTEES   OF  THE  TRUST               PROPOSAL   TO   APPROVE   A   NEW   SUB-ADVISORY   []      []     []
RECOMMENDS   VOTING   FOR   THE   FOLLOWING              AGREEMENT  BETWEEN  AMERICAN  SKANDIA  INVESTMENT
PROPOSAL:                                                SERVICES,  INCORPORATED AND ROBERTSON  STEPHENS &
                                                         COMPANY  INVESTMENT  MANAGEMENT,  L.P.  REGARDING

THE SHARES REPRESENTED HEREBY WILL BE INVESTMENT ADVICE TO THE ROBERTSON STEPHENS VOTED AS INDICATED OR FOR THE PROPOSAL IF VALUE + GROWTH PORTFOLIO.
NO CHOICE IS INDICATED.





Please be sure to sign and date this Proxy

_________________________________         Date:___________         _________________________     Date: ____________
Signature [PLEASE SIGN WITHIN BOX]                              Signature (Joint Owners)
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DETACH CARD
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